UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005

                             Jane Butel Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Florida                   000-50104                65-0327060
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



         620 North Denning Drive, Suite 100, Winter Park, FL        32789
         ----------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (407) 622-5999
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 30, 2005, our Board of Directors accepted the resignation of Dennis Bryson as Chief Financial Officer.

On the same date, our Board of Directors appointed Tania Torreulla, our Chief Executive Officer, as Interim Chief Financial Officer.


Item  9.01  Financial  Statements  and  Exhibits.

Exhibit Number                   Description

        17.1     Resignation of Dennis Bryson, dated September 30, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Jane Butel Corporation
                                  Registrant


Date:  October 4,  2005       By:  /s/  Tania Torreulla
                                   --------------------------------
                                   Tania Torreulla
                                   Chief  Executive  Officer